UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 18, 2007

THE MCGRAW-HILL COMPANIES, INC.

(Exact Name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	1-1023 (Commission File No.)	13-1026995 (IRS Employer Identification No.)

1221 Avenue of the Americas, New York, New York 10020
(Address of Principal Executive Offices) (Zip Code)

(212) 512-2564
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

    Item 2.02 and 7.01. Disclosure of Results of Operations and Financial Condition/Regulation FD Disclosure (Furnished Pursuant to Items 2.02 and 7.01 of Form 8-K).

    On October 18, 2007, Registrant issued an earnings release (the “Earnings Release”) containing a discussion of Registrant’s results of operations and financial condition for the third quarter ending September 30, 2007.

    The Earnings Release contains financial results presented in accordance with U.S. generally accepted accounting principles that the Registrant reported third quarter 2007 diluted earnings per share of $1.34, an increase of 26.4% versus $1.06 in 2006.

    Item 9.01. Exhibits.

    (99)  Earnings Release of the Registrant, dated October 18, 2007, containing a discussion of Registrant’s results of operations and financial condition for the third quarter ending September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE McGRAW-HILL COMPANIES, INC.

/s/ Kenneth M. Vittor
By: Kenneth M. Vittor Executive Vice President and General Counsel

Dated: October 18, 2007

INDEX TO EXHIBITS

Exhibit Number

(99)  Earnings Release of the Registrant, dated October 18, 2007, containing a discussion of Registrant’s results of operations and financial condition for the third quarter ending September 30, 2007.